Inventory	12 Months Ended
Dec. 31, 2025
Classes of current inventories [abstract]
Inventory

Note 13 Inventory

	December 31,	December 31,
(in U.S. dollars)	2025	2024
Raw materials	$—	$10,083
Components and assemblies	2,184,043	1,240,568
Finished goods – at cost	—	133,253
Total Inventory	$2,184,043	$1,383,904

Amounts Recognized in Profit or Loss

Inventories recognized as an expense during the year ended December 31, 2025, amounted to $0.6 million. Inventories recognized as an expense during the years ended December 31, 2024, and December 31, 2023 amounted to $0.7 million and $1.1 million respectively. These were included in product manufacturing and operating costs (exclusive of depreciation presented separately) in the consolidated statements of profit or loss and other comprehensive (loss) income.